                                                                   Exhibit 10.45


                       NINTH AMENDMENT TO CREDIT AGREEMENT


         This NINTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into, as of March 30, 2004, by NAVARRE CORPORATION, a Minnesota corporation ("Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as agent (the "Agent") for itself and the Lenders under and as defined in the Credit Agreement (as hereinafter defined), and the Lenders. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).

                                    RECITALS

         WHEREAS, the Borrower, the Agent and the Lenders have entered into that certain Credit Agreement, dated as of October 3, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower, Agent and the Lenders desire to amend a provision of the Credit Agreement as herein set forth.

         NOW THEREFORE, in consideration of the foregoing recital, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent, and Lenders hereby agree as follows:

SECTION 1. AMENDMENT. Subsection (a) of Annex G to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  "(a) Maximum Capital Expenditures. Borrower and its Subsidiaries on a consolidated basis shall not make Capital Expenditures during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:

Period                                   Maximum Capital Expenditures per Period
------                                   ---------------------------------------
Fiscal Year ending on or about
March 31, 2004                           $                             5,100,000

Fiscal Year ending on or about
March 31, 2005                           $                             1,900,000

Fiscal Year ending on or about
March 31, 2006 and each Fiscal
Year ending thereafter                   $                             2,600,000

                  ;provided, however, that the amount of Capital Expenditures permitted for the Fiscal Year ending on or about March 31, 2005 shall be increased by an amount equal to the positive amount (if any) of (a) $5,100,000 minus (b) the actual amount of any Capital Expenditures expended during the Fiscal Year ending on or about March 31, 2004 (the "Carry Over Amount"), and for purposes of measuring compliance herewith, the Carry Over Amount shall be deemed to be the last amount spent on Capital Expenditures in the Fiscal Year ending on or about March 31, 2005; provided, further, that the amount of permitted Capital Expenditures during any measuring period set forth above shall be increased by the amount of the cash proceeds received during such measuring period from a sale-leaseback of the Minnesota Facility (as long as such sale-leaseback is consented to by Agent) to the extent that the construction of the assets subject to such sale-leaseback were funded with the proceeds of loans under the Construction Loan Agreement or proceeds of the Revolving Loans on or after April 1, 2003."

SECTION 2. EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of each the following conditions precedent:

         (a) this Amendment shall have been duly executed and delivered by Borrower, Agent and each Lender and the Consent attached hereto shall have been duly executed and delivered by the Credit Parties signatories thereto; and

         (b) The representations and warranties contained herein shall be true and correct in all respects.

SECTION 3. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and each Lender to enter into this Amendment, the Borrower hereby represents and warrants to the Agent and each Lender, which representations and warranties shall survive the execution and delivery of this Amendment, that:

         (a) all of the representations and warranties contained in the Credit Agreement and in each Loan Document are true and correct as of the date hereof after giving effect to this Amendment (determined as if all references to "Closing Date" were references to March 30, 2004), except to the extent that any such representations and warranties expressly relate to an earlier date;

         (b) the execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action required on its part and this Amendment, and the Credit Agreement is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

         (c) Neither the execution, delivery and performance of this Amendment by Borrower, the performance by Borrower of the Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Credit Party's certificate or articles of incorporation or bylaws or other similar documents, or agreements, (iii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Credit Party or any of its Subsidiaries is a party or by which any Credit Party or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived herein or by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

         (d) No Default or Event of Default has occurred and is continuing.

SECTION 4. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT.

         (a) Except as specifically set forth above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and

         (b) The amendment set forth herein is effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (iii) constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "herein", "hereof" and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement.

SECTION 5. COSTS AND EXPENSES. As provided in Section 11.3 of the Credit Agreement, the Borrower agrees to reimburse Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

SECTION 7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

SECTION 8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.


                            (signature page follows)

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first written above.

                                     BORROWER:


                                     NAVARRE CORPORATION


                                     By:
                                         ---------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------


                                     GENERAL ELECTRIC CAPITAL CORPORATION,
                                     AS AGENT AND LENDER

                                     By:
                                         ---------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------


                                       S-1
             [Signature Page to Ninth Amendment To Credit Agreement]

                                     CONSENT

         The undersigned hereby (i) acknowledges receipt of and consents to the Ninth Amendment To Credit Agreement entered into as of March 30, 2004 (the "Amendment"), (ii) ratifies and confirms each Loan Document, including, without limitation, the guaranty and the security agreement to which it is a party, and
(iii) acknowledges and agrees that after giving effect to the Amendment, each of the Loan Documents to which it is a party is and shall remain in full force and effect in accordance with the terms thereof.


                                          ENCORE SOFTWARE, INC.


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


                                          BCI ECLIPSE COMPANY, LLC


                                          By:
                                              ----------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                 -------------------------------


                                       S-2
             [Signature Page to Ninth Amendment To Credit Agreement]